November 27, 1996


Report to Fellow Shareholders:

     Nicholas Equity Income Fund had a total return of +1.97% for the six month period ended September 30, 1996. Net assets at September 30, 1996, were $17.5 million, and net asset value per share was $11.99. Returns* for three periods ended September 30, 1996, are shown below:




                                 Three   Six
                                 Months  Months  1 year
                                 ------  ------  ------
  Nicholas Equity Income  Fund
     (Distributions Reinvested)  +1.23%  +1.97%  +13.55%
  Standard & Poor's 500
     (Income Reinvested)         +3.09%  +7.72%  +20.32%
  Lehman Brothers Intermediate
     Corporate Bond Index
     (Includes Income)           +1.95%  +2.44%   +5.23%
  Consumer Price Index           +0.64%  +1.41%   +3.00%



     *Total returns are historical and include change in share  price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. The Fund's average annual total return for the life of the Fund, November 23, 1993, through September 30, 1996, is +10.72%. For the six months ended September 30, 1996 the advisor absorbed expenses of 0.28%. Otherwise the distribution rate and yield would have been 3.16% and 3.80% respectively and returns would have been lower.

     As of September 30, Nicholas Equity Income Fund was invested as follows: 11% cash, 11% non-convertible bonds, 18% convertible securities, and 60% common stocks. The cash distribution rate and the 30-day annualized yield as of September 30, 1996 were 3.44%* and 4.08%* respectively, in line with our attempt to produce a cash return higher than stocks in general (approximately 2% on the S&P
500). The Fund's portfolio composition should result in an above-average cash return, decent capital gain prospects and less downside risk compared to many stock funds.

    Nicholas Company, Inc., the advisor to the Fund, decided to absorb expenses in excess of 0.90% of total net assets (see page 6 for further discussion) This decision should place the Fund's expense ratio more in line with our other funds and significantly below the average of all the funds in the equity income fund category.

     Thank you for your interest in Nicholas Equity Income Fund.

                              Sincerely,

                          /s/ Albert O. Nicholas
                          ----------------------
                              Albert O. Nicholas
                              President

SCHEDULE OF INVESTMENTS
September 30, 1996 (unaudited)
 Shares or                                                       Quoted
 Principal                                                       Market
  Amount                                                          Value
  ------                                                       (Note 1 (a))
COMMON STOCKS - 59.9%                                          ------------
                  BANKS AND FINANCE - 19.1%
  50,000          Bando McGlocklin Capital Corporation........  $   512,500
  11,800          Firstar Corporation.........................      569,350
  10,000          First Bank System, Inc. ....................      668,750
  38,000          First Merchants Acceptance Corporation *....      760,000
  24,000          MBNA Corporation............................      834,000
                                                                -----------
                                                                  3,344,600
                                                                -----------
                  CONSUMER PRODUCTS AND SERVICES - 8.3%
   8,000          Eastman Kodak Company.......................      628,000
  42,000          Sturm, Ruger & Company, Inc. ...............      824,250
                                                                -----------
                                                                  1,452,250
                                                                -----------
                  HEALTH CARE - 6.5%
   8,000          American Home Products Corporation..........      510,000
  30,000          Magellan Health Services Inc. *.............      622,500
                                                                -----------
                                                                  1,132,500
                                                                -----------
                  INDUSTRIAL PRODUCTS AND DERVICES - 7.0%
  14,000          General Motors Corporation - Class H........      808,500
  25,000          RPM, Inc. ..................................      412,500
                                                                -----------
                                                                  1,221,000
                                                                -----------
                  PRINTING AND PUBLISHING - 4.3%
  28,000          American List Corporation...................      759,500
                                                                -----------
                  REAL ESTATE - 9.1%
  20,000          Meditrust...................................      692,500
  27,000          National Health Investors, Inc..............      901,125
                                                                -----------
                                                                  1,593,625
                                                                -----------
                  UTILITIES - 2.2%
  13,000          U.S. WEST Communications Group..............      386,750
                                                                -----------
                  MISCELLANEOUS - 3.4%
  30,000          Landauer, Inc. .............................      596,250
                                                                -----------
                    TOTAL COMMON STOCKS
                     (cost $8,551,771)........................   10,486,475
                                                                -----------

PREFERRED CONVERTIBLE STOCK - 4.1%
                  CONSUMER PRODUCTS AND SERVICES - 4.1%
   8,000          Alco Standard Corporation - Class B
                     (cost $619,150)..........................      728,000
                                                                -----------

NON-CONVERTIBLE BONDS - 11.4%
                  DIVERSIFIED PRODUCTS AND SERVICES - 2.8%
$500,000          Fort Howard Corporation
                   9.00%, 2/01/06.............................      497,500
                                                                -----------
                  ENERGY - 2.9%
 500,000          Maxus Energy Corporation
                   9.875%, 10/15/02...........................      508,750
                                                                -----------
                  HEALTH CARE - 2.8%
 500,000          Beverly Enterprises, Inc.
                   9.00%, 2/15/06.............................      488,125
                                                                -----------
                  INDUSTRIAL AND CONSUMER ELECTRONICS - 2.9%
 500,000          Unisys Corporation
                   9.50%, 7/15/98.............................      500,000
                                                                -----------

                    TOTAL NON-CONVERTIBLE BONDS
                     (cost $2,008,625)........................    1,994,375
                                                                -----------
CONVERTIBLE BONDS - 13.4%
                  HEALTH CARE - 5.2%
 500,000          Emeritus Corporation
                   6.25%, 1/01/06.............................      485,000
 400,000          Tenet Healthcare Corporation
                   6.00%, 12/01/05............................      421,500
                                                                -----------
                                                                    906,500
                                                                -----------
 900,000          INDUSTRIAL PRODUCTS AND SERVICES - 4.7%
                  Richey Electronics, Inc.
                   7.00%, 3/01/06.............................      829,125
                                                                -----------
                  MISCELLANEOUS - 3.5%
 600,000          Leucadia National Corporation
                   5.25%, 2/01/03.............................      603,750
                                                                -----------

                    TOTAL CONVERTIBLE BONDS
                     (cost $2,445,000)........................    2,339,375
                                                                -----------
SHORT-TERM INVESTMENTS - 12.3%
                  COMMERCIAL PAPER - 9.7%
 200,000          NEC Industries Inc.
                   5.60%, due October 1, 1996.................      200,000
 250,000          Schreiber Foods, Inc.
                   5.55%, due October 9, 1996.................      249,692
 250,000          Schreiber Foods, Inc.
                   5.55%, due October 15,1996.................      249,460
 250,000          Fiserv, Inc.
                   5.55%, due October 16,1996.................      249,422
 250,000          AMCORE Financial, Inc.
                   5.55%, due October 17,1996.................      249,383
 250,000          Fiserv, Inc.
                   5.55%, due October 18,1996.................      249,345
 250,000          Fiserv, Inc.
                   5.50%, due October 30, 1996................      248,892
                                                                -----------
                                                                  1,696,194
                                                                -----------
                  VARIABLE DEMAND NOTES - 2.6%
 392,365          Johnson Controls, Inc.
                   5.22%, due October 1, 1996.................      392,365
  59,713          Pitney Bowes Credit Corporation
                   5.19%, due October 1, 1996.................       59,713
                                                                -----------
                                                                    452,078
                                                                -----------

                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $2,144,112)........................    2,148,272
                                                                -----------
                    TOTAL INVESTMENTS.........................   17,696,497
                                                                -----------
                  LIABILITIES, NET OF CASH
                    AND RECEIVABLES - (1.1%)..................     (184,073)
                                                                -----------
                    TOTAL NET ASSETS
                     (Basis of percentages
                      disclosed above)........................  $17,512,424
                                                                -----------
                                                                -----------








             The accompanying notes to financial statements are
                    an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 1996 (unaudited)

ASSETS:
       Investments in securities at market value (cost $15,768,658) (Note 1 (a))..................   $17,696,497
       Receivables -
             Dividends and interest...............................................................        99,329
                                                                                                     -----------
                   Total assets...................................................................    17,795,826
                                                                                                     -----------
LIABILITIES:                                                                                         -----------
       Payables -
             Investment securities purchased......................................................       233,100
             Management fee (Note 2)..............................................................        26,784
             Other payables and accrued expenses..................................................        23,518
                                                                                                     -----------
                   Total liabilities..............................................................       283,402
                                                                                                     -----------
                   Total net assets...............................................................   $17,512,424
                                                                                                     -----------
                                                                                                     -----------

NET ASSETS CONSIST OF:
       Fund shares issued and outstanding.........................................................   $15,195,452
       Net unrealized appreciation on investments (Note 3)........................................     1,923,679
       Accumulated undistributed net realized gains on investments................................       219,443
       Accumulated undistributed net investment income............................................       173,850
                                                                                                     -----------
                                                                                                     $17,512,424
                                                                                                     -----------
                                                                                                     -----------
NET ASSET VALUE PER SHARE ($.0001 par value, 500,000,000 shares authorized),
  offering price and redemption price ($17,512,424 / 1,461,049 shares outstanding)................        $11.99
                                                                                                          ------
                                                                                                          ------

             The accompanying notes to financial statements
                 are an integral part of this statement.

Statement of Operations
For the six months ended September 30, 1996 (unaudited)



INCOME:
       Dividends..............................................     $211,788
       Interest...............................................      186,849
                                                                -----------
                                                                    398,637
                                                                -----------

EXPENSES:
       Management fee (Note 2)................................       58,912
       Legal fees.............................................       14,061
       Registration fees......................................       12,166
       Audit and tax consulting fee ..........................        5,072
       Transfer agent fees....................................        4,109
       Directors' fees .......................................        1,800
       Postage ...............................................        1,124
       Printing ..............................................          620
       Pricing service fees...................................          500
       Custodian fees ........................................          422

             Total expenses before reimbursement..............       98,786
             Reimbursement of expenses by adviser.............      (23,042)
                                                                    -------
                                                                     75,744
                                                                    -------
             Net investment income............................      322,893
                                                                -----------
NET REALIZED GAINS ON INVESTMENTS (Note 1 (b)) ...............      219,458
                                                                -----------
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS .......     (220,287)
             Net loss on investments..........................         (829)
             Net increase in net assets resulting
             from operations..................................  $   322,064
                                                                -----------
                                                                -----------


             The accompanying notes to financial statements are
                    an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended September 30, 1996 (unaudited) and the year ended March 31, 1996

                                                                                   Six Months
                                                                                  Ended 9/30/96
                                                                                  (unaudited)        1996
                                                                                 --------------  ----------
OPERATIONS:
    Net investment income......................................................  $   322,893     $  451,415
    Net realized gains investments (Note 1 (b))................................      219,458        557,867
    Net increase (decrease) in unrealized appreciation on investments..........     (220,287)     1,668,395
                                                                                 -----------     ----------
         Net increase in net assets resulting from operations..................      322,064      2,677,677
                                                                                 -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
     ($0.1982 and $0.3370 per share, respectively).............................     (270,193)      (412,917)
                                                                                 -----------     ----------
    Distributions from net realized gains on investment transactions
     ($0.3998 per share, in the six month period ended September 30, 1996)....      (517,062)         --
                                                                                 -----------     ----------
         Total distributions...................................................     (787,255)      (412,917)
                                                                                 -----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (173,976 and 300,013 shares, respectively).....    2,083,761      3,287,697
                                                                                 -----------     ----------
    Net asset value of shares issued in distributions
     from net investment income and net realized gains
     (63,501 and 36,390 shares, respectively)..................................      759,568        396,905
                                                                                 -----------     ----------
    Cost of shares redeemed (57,434 and 168,391 shares, respectively)..........     (681,397)    (1,883,897)
                                                                                 -----------     ----------
         Increase in net assets derived from capital share transactions........    2,161,932      1,800,705
                                                                                 -----------     ----------
         Total increase in net assets..........................................    1,696,741      4,065,465
                                                                                 -----------     ----------
NET ASSETS, at the beginning of the period (including undistributed net
  investment income of $121,150 and $82,652, respectively).....................   15,815,683     11,750,218
                                                                                 ------------    ----------
NET ASSETS, at the end of the period (including undistributed net investment
  income of $173,850 and $121,150 respectively)................................  $17,512,424     $15,815,683
                                                                                 -----------     -----------
                                                                                 -----------     -----------

         The accompanying notes to financial statements are an integral part of these statements.

Historical Record (unaudited)

                                                          Net Investment                    Dollar       Growth of
                                               Net            Income      Capital Gain     Weighted      An Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings  $10,000
                                             Per Share      Per Share       Per Share        Ratio(2)    Investment(3)
                                            -----------  ---------------  -------------   -------------- -------------
November 23, 1993(1).......................    $10.00     $    --         $    --             --           $10,000
March 31, 1994.............................     10.04      .0133               --           14.4            10,053
March 31, 1995.............................     10.56      .2810               --           14.6            10,871
March 30, 1996.............................     12.35      .3370               --           16.8            13,111
September 30, 1996.........................     11.99      .1982  (4)      .3998 (4)        16.4            13,370


 (1) Date of Initial Public Offering                      (4) Paid $0.0952 in net investment income and $0.3998 in
 (2) Based on latest 12 months accomplished earnings          capital gains on April 30, 1996 to shareholders of
 (3) Assuming reinvestment of all distributions               record April 25, 1996.
                                                              Paid $0.103 in net investment income on July 24, 1996
    Range in quarter end price/earnings ratios                to shareholders of record July 18, 1996.
       High 16.8            Low 13.9
     March 31, 1996       December 31, 1994

Financial Highlights
(For a share outstanding throughout each period)

                                              Six Months     YEAR ENDED MARCH 31,
                                            Ended 9/30/96    --------------------------
                                             (unaudited)      1996     1995    1994(1)
                                            -------------    ------   ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $12.35         $10.56   $10.04   $10.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................      .22            .36      .30      .06
  Net gains or (losses) on securities
    (realized and unrealized)..............      .02           1.77      .50     (.01)
                                              ------         ------   ------   ------
       Total from investment operations....      .24           2.13      .80      .05
                                              ------         ------   ------   ------

  LESS DISTRIBUTIONS:
  Dividends (from net investment income)...     (.20)          (.34)    (.28)    (.01)
  Distributions (from capital gains).......     (.40)           --        --       --
                                              ------         ------   ------   ------
       Total distributions.................     (.60)          (.34)    (.28)    (.01)
                                              ------         ------   ------   ------
NET ASSET VALUE, END OF PERIOD.............   $11.99         $12.35   $10.56   $10.04
                                              ------         ------   ------   ------
                                              ------         ------   ------   ------
TOTAL RETURN...............................    1.97%(2)      20.61%    8.13%     .53%(2)


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $17.5         $15.8     $11.8    $5.8
Ratio of expenses to average net assets         .90%(3,4)    1.38%(4)  1.73%    1.70%(3)
Ratio of net investment income
  to average net assets                        3.84%(3,4)    3.26%(4)  3.32%    2.53%(3)
Portfolio turnover rate                       11.12%(3)      68.85%   10.98%       0%
Average commission rate paid by the Fund                 //
  on portfolio investment transactions (5)    $0.050         $0.047  N/A         N/A


  (1)  For the period from November 23, 1993 (date of initial public offering) through March 31, 1994.
  (2)  Not annualized
  (3)  Annualized
  (4)  Net of reimbursement by adviser for semiannual period ended September 30, 1996.  Absent reimbursement of expenses, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.18% and 3.57%, respectively.
  (5)  Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.

           The accompanying notes to financial statements are an integral part of these statements.




Notes to Financial Statements
September 30, 1996 (unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
       Nicholas Equity Income Fund, Inc. (The "Fund") is an open-end, diversified management investment company registred under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. To achieve its primary objective, the Fund generally will have at least 65% of its total assets invested in income-producing equity securities. The following is a summary of the significant accounting policies of the Fund.

        (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Market values of most debt securities are based on valuations provided by a pricing service, which determines valuations for normal, institutional-size trading units of securities using market information, transactions for comparable securities and various other relationships between securities which are generally recognized by institutional traders. Variable demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for Federal income tax purposes.

        (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific certificates.

        (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2) Investment Adviser and Management Agreement --
        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on approximately 1/17th of 1% (.70 of 1% on an annual basis) of the average net asset value up to and including $50 million, and 1/20th of 1% (.60 of 1% on an annual basis) of the average net asset value in excess of $50 million. The advisor has decided to absorb all expenses of the Fund in excess of 0.90% of net assets. For the semiannual period ended September 30, 1996, the advisor reimbursed $23,042 to the Fund. This amount represents the expenses in excess of .90% (annualized) of net assets for the six months ended September 30, 1996. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
        Aggregate gross unrealized appreciation (depreciation)  as of
        September 30, 1996, based on investment cost for  Federal tax purposes is as follows:
            Aggregate gross unrealized appreciation on investments  $2,354,324
            Aggregate gross unrealized depreciation on investments    (430,645)
                                                                    ----------
                 Net unrealized appreciation                        $1,923,679
                                                                    ----------
                                                                    ----------
(4) Investment Transactions --
        For  the  period  ended  September  30,  1996,  the  cost  of purchases and the proceeds from sales of  investments,  other
        than  short-term  obligations,  aggregated   $1,347,125   and
        $873,496, respectively.


                        OFFICERS AND DIRECTORS

                          ALBERT O. NICHOLAS
                        President and Director

                           ROBERT H. BOCK
                              Director

                          MELVIN L. SCHULTZ
                              Director

                           RICHARD SEAMAN
                              Director

                          DAVID L. JOHNSON
                      Executive Vice President

                          THOMAS J. SAEGER
               Executive Vice President and Secretary

                          LYNN S. NICHOLAS
                        Senior Vice President

                          DAVID O. NICHOLAS
                        Senior Vice President

                          CANDACE L. LESAK
                           Vice President

                           JEFFREY T. MAY
                    Vice President and Treasurer

                    CUSTODIAN AND TRANSFER AGENT
                       FIRSTAR TRUST COMPANY
                             Milwaukee
                          (414) 276-0535

                             COUNSEL
                    MICHAEL, BEST & FRIEDRICH
                            Milwaukee

                            AUDITORS
                      ARTHUR ANDERSON LLP
                           Milwaukee

               Member of 100% NO-LOAD tm MUTUAL FUND
                            COUNCIL

        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.